UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

MAQUIA CAPITAL ACQUISITION CORPORATION

(Name of Registrant as Specified in its Charter)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MAQUIA CAPITAL ACQUISITION CORPORATION
50 Biscayne Boulevard, Suite 2406
Miami, FL 33132
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 20, 2024
To the Stockholders of MAQUIA CAPITAL ACQUISITION CORPORATION:.:
You are cordially invited to attend the 2024 annual meeting of stockholders (the “Annual Meeting”) of Maquia Capital Acquisition Corporation, which we refer to as “we”, “us”, “our” or the “Company”, to be held at 10 a.m. Eastern Time on May 20, 2024. The formal meeting notice and proxy statement for the Annual Meeting are attached.
The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live audio webcast. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting https://www.cstproxy.com/maquiacapital/am2024. We are pleased to utilize the virtual stockholder meeting technology to (i) provide ready access and cost savings for our stockholders and the Company. The virtual meeting format allows attendance from any location in the world. You may also access by telephone at:
Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Conference ID: 1303606#
Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are on the proxy materials you received for the Annual Meeting. Even if you plan to attend the Annual Meeting online, it is strongly recommended you complete and return your proxy card before the Annual Meeting date, to ensure that your shares will be represented at the Annual Meeting if you are unable to attend.
The purpose of the Annual Meeting is to consider and vote upon the following proposals:
1.
To elect two (2) nominees to serve as directors of the Company’s Board of Directors (the “Board”) until the 2025 annual meeting of stockholders or until their successor is duly elected and qualified;

2.
To ratify the appointment of Marcum, LLP by the audit committee of the Board to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023; and

3.
Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF MARCUM, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
The Board has fixed the close of business on May 2, 2024, as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.
Your vote is important. You are requested to carefully read the proxy statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

By Order of the Board,
/s/ Jeff Ransdell

Jeff Ransdell
Chief Executive Officer
This proxy statement is dated May 10, 2024
and is being mailed with the form of proxy on or shortly after May 10, 2024.

IMPORTANT
Whether or not you expect to attend the Annual Meeting, you are respectfully requested by the Board to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or vote online at the Annual Meeting.
PLEASE NOTE:   If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

MAQUIA CAPITAL ACQUISITION CORPORATION
50 Biscayne Boulevard, Suite 2406
Miami, FL 33132
NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 20, 2024
To the Stockholders of Maquia Capital Acquisition Corporation:
NOTICE IS HEREBY GIVEN that the 2023 annual meeting of stockholders (the “Annual Meeting”) of Maquia Capital Acquisition Corporation, a Delaware corporation (the “Company,” “we,” or similar terminology), will be held on May 20, 2024, at 10:00 a.m., Eastern Time, as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Annual Meeting via a live webcast available at https://www.cstproxy.com/maquiacapital/am2024. You may also access by telephone at :
Telephone access (listen-only):
Within the U.S. and Canada: 1 800-450-7155 (toll-free)
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
Conference ID: 1303606#
The Annual Meeting will be held for the sole purpose of considering and voting upon the following proposals:
1.
To elect two nominees to serve as directors of the Company’s Board of Directors (the “Board”) until the 2025 annual meeting of stockholders or until their successors are duly elected and qualified;

2.
To ratify the appointment of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm for the year ending December 31, 2023; and

3.
Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Only stockholders of record of the Company as of the close of business on May 2, 2024, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each share of common stock entitles the holder thereof to one vote. All holders of shares of common stock, including shares of common stock underlying the subunits are entitled to vote on above-mentioned proposals being considered at the Annual Meeting.
Your vote is important. Proxy voting permits stockholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card, or submit your proxy by telephone, fax, or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Annual Meeting by following the instructions included in this proxy statement and on the proxy card.
Even if you plan to attend the Annual Meeting online, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials at the following website: https://www.cstproxy.com/maquiacapital/am2024
By Order of the Board,
/s/ Jeff Ransdell

Jeff Ransdell
Chief Executive Officer

MAQUIA CAPITAL ACQUISITION CORPORATION
50 Biscayne Boulevard, Suite 2406
Miami, FL 33132
PROXY STATEMENT
2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 20, 2024, AT 10:00 A.M., EASTERN TIME
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS
Why did you send me this proxy statement?
We are a blank check company formed in Delaware in December 2020, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses, which we refer to as our initial business combination. On May 7, 2021, we consummated our IPO from which we derived gross proceeds of approximately $160 million in the aggregate. The amount in the Trust Account was initially $10.15 per public share but was increased to $11.63-per public share as of December 31, 2023, in connection with the prior extensions as of the date of this proxy. Like most blank check companies, our charter provides for the return of our IPO proceeds held in trust to the holders of shares of Class A common stock sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, August 7, 2024).
This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Maquia Capital Acquisition Corporation, a Delaware corporation (the “Company,” “we,” us,” and “our”), for use at the annual meeting of stockholders (the “Annual Meeting”) to be held on May 20, 2024, at 10:00 a.m., Eastern Time, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting. This proxy statement and the enclosed proxy card are first sent to the Company’s stockholders on or about May 10, 2024.
What is included in these materials?
These materials include:
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This proxy statement for the Annual Meeting; and

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The Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the Securities and Exchange Commission (the “SEC”) on April 16, 2024.

What proposals will be addressed at the Annual Meeting?
Stockholders will be asked to consider the following proposals at the Annual Meeting:
1.
To elect two (2) nominees to serve as directors of the Board until the 2025 Annual Meeting of stockholders or until his successor is duly elected and qualified;

2.
To ratify the appointment of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm for the year ending December 31, 2023; and

3.
Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Why is the Company proposing a Director Election Proposal
We are required to hold an annual meeting of stockholders within 12 months after our fiscal year ended December 31, 2022, as required by Nasdaq Listing Rule 5620(a). We have been granted an extension by Nasdaq to hold our Annual meeting to May 20, 2024. In connection therewith, stockholders will have the opportunity to vote whether to re-elect each of Guillermo Cruz Reyes and Luis Armando Alvarez as Class II directors for a new term, until the Company’s 2025 Annual Meeting or until their successors are appointed and qualified. In addition to sending our stockholders this proxy statement, we are also sending our Annual Report on Form 10-K for the year ended December 31, 2023, so that at the Meeting stockholders may discuss and ask questions of the Company with respect to such financial statements.
How does the Board recommend that I vote?
Our Board unanimously recommends that all stockholders vote “FOR” the election of the director nominees and “FOR” the ratification of the appointment of Marcum as the Company’s independent registered public accounting firm.
How do the Company insiders intend to vote their shares?
All of our directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Director Election Proposal. Currently, the Sponsor and our officers and directors own approximately 78.4% of our issued and outstanding shares of common stock, including 4,257,430 Founder Shares and 583,743 Private Placement Units. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of Class A common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.
Why should I vote “FOR” the Director Election Proposal?
Guillermo Cruz Reyes and Luis Armando Alvarez have served on our Board since our initial public offering. Our Board believes that the stability and continuity on our Board is important as we continue to complete an initial business combination.
Who may vote at the Annual Meeting of stockholders?
Only holders of record of our common stock at the close of business on May 2, 2024, are entitled to have their vote counted at the Meeting and any adjournments or postponements thereof. On this record date, 3,709,774 shares of Class A common stock and 2,371,813 shares of Class B common stock were outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name.   If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online at the Meeting or vote by proxy. Whether or not you plan to attend the Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank.   If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Meeting unless you request and obtain a valid proxy from your broker or other agent.
All holders of shares of common stock are entitled to vote on above-mentioned proposals being considered at the Annual Meeting.
How many votes must be present to hold the Annual Meeting?
A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the record date issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, constitute a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote online at the Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Meeting. As of the record date for the Meeting, 3,101,609 shares of our common stock would be required to achieve a quorum.
How many votes do I have?
Each share of common stock is entitled to one vote on each matter that comes before the Annual Meeting. Information about the stock holdings of our directors and executive officers is contained in the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management.”
What is the difference between a stockholder of record and a beneficial owner of shares held in street name?
Stockholder of Record.   If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.
Beneficial Owner of Shares Held in Street Name.   If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”
If my shares are held in “street name,” will my broker automatically vote them for me?
No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe the Director Election proposal presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.
What is the proxy card?
The proxy card enables you to appoint each of Guillermo Cruz Reyes and Luis Armando Alvarez, as your representatives, at the Annual Meeting. By completing and returning the proxy card, you are authorizing Jeff Ransdell or Guillermo Cruz Reyes to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.
If I am a stockholder of record of the Company’s shares, how do I vote?
If you are a holder of record of our common stock, you may vote online at the Meeting or by submitting a proxy for the Meeting. Whether or not you plan to attend the Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Meeting and vote online if you have already voted by proxy.
If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Meeting unless you request and obtain a valid proxy from your broker or other agent.

Will my shares be voted if I do not provide my proxy?
If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.
Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of the appointment of an independent registered public accounting firm. Accordingly, at the Annual Meeting, your shares may only be voted by your brokerage firm for the ratification of the appointment of our independent registered public accounting firm.
Brokers are prohibited from exercising discretionary authority on non-routine matters. The election of directors is considered a non-routine matter, and therefore brokers cannot exercise discretionary authority regarding this proposal for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the Annual Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.
What vote is required to elect directors?
The election of the nominees in the Director Election Proposal requires the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock represented in person (including virtually) or by proxy at the meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Abstentions will have no effect on this proposal, assuming that a quorum is present.
What vote is required to ratify the appointment of Marcum as the Company’s independent registered public accounting firm?
Approval of the proposal to ratify the appointment of Marcum as our independent registered public accounting firm requires the affirmative vote of the majority of the votes cast by the holders of common stock present online or represented by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum is present.
Can I change my vote after I have voted?
You may change your vote by e-mailing a later-dated, signed proxy card to our Secretary at guillermo@maquiacapital.com, so that it is received by our Secretary prior to the Meeting or by attending the Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to our Secretary, which must be received by our Secretary prior to the Meeting.
Please note, however, that if on the record date, your shares were held not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Meeting and vote at the Meeting online, you must follow the instructions included with the enclosed proxy card.
What happens if I do not indicate how to vote my proxy?
If you sign your proxy card without providing further instructions, your shares of common stock will be voted (i) “FOR” the election of the director nominees and (ii) “FOR” the ratification of the appointment of Marcum as the Company’s independent registered public accounting firm. If you do not want the director nominees to be elected, you must vote against such proposal.
Is my vote kept confidential?
Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The director nominees must receive the affirmative vote of a plurality of the issued and outstanding shares of common stock. Any shares not voted “FOR” any director nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor.
Where do I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.
Who bears the cost of soliciting proxies?
We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage Proxy to assist in the solicitation of proxies for the Meeting. We have agreed to pay Advantage Proxy a fee of $7,500. We will also reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a business combination we do not expect such payments to have a material effect on our ability to consummate a business combination.
Who is the sponsor of the Company?
References throughout this proxy statement to our “sponsor” are to Maquia Investments North America, LLC, a Delaware limited liability company.
Who can help answer my questions?
If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor, Advantage Proxy, at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com.
You may also contact us at:
Maquia Capital Acquisition Corporation
50 Biscayne Boulevard, Suite 2406
Miami, FL 33132
Telephone: (305) 608-1395
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

FORWARD-LOOKING STATEMENTS
Some of the statements contained in this Proxy Statement may constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the business combination, including the Immersed, Inc. Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook”, “believes”, “expects”, “potential”, “continues”, “may”, “will”, “should”, “could”, “seeks”, “approximately”, “predicts”, “intends”, “plans”, “estimates”, “anticipates” or the negative version of these words or other comparable words or phrases.
The forward-looking statements contained in this Proxy Statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
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our ability to complete the business combination, including the proposed Immersed Business Combination;

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to complete a business combination by the three (3) year NASDAQ Deadline;

•
the anticipated benefits of the Business Combination;

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the volatility of the market price and liquidity of our securities;

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the use of funds not held in the Trust Account;

•
the competitive environment in which our successor will operate following the business combination; and

•
proposed changes in SEC rules related to special purpose acquisition companies (“SPACs”).

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law.
For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section below entitled “Risk Factors”, and other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS
For the more complete and detailed list and explanation of risks relating to our operations, see the section titled “Risk Factors” contained in (i) our Registration Statements, (ii) Annual Reports on Form 10-K for the year ended December 31, 2021, December 31, 2022, and December 31, 2023, as filed with the SEC on March 25, 2022, April 4, 2023, and April 16, 2024, respectively, (iii) Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2022, June 30, 2022, September 30, 2022, March 31, 2023, June 30, 2023, and September 30, 2023, as filed with the SEC on May 10, 2022, August 16, 2022, November 10, 2022, May 22, 2023, August 23, 2023 and November 21, 2023, respectively (iv) Definitive Proxy Statement on Schedule 14A, as filed with the SEC on October 14, 2022 and January 29, 2024 and Amendment No. 2 to S-4 filed April 22, 2024. Any of these factors could result in a significant or material adverse effect on the results of operations or financial condition. Additional risks could arise that may also affect our business or ability to consummate an initial business combination. We may disclose changes to such risk factors or disclose additional risk factors from time to time in our future filings with the SEC.
BACKGROUND SUMMARY
Initial Public Offering
On May 7, 2021, we consummated our initial public offering of 16,000,000 units. Each unit consists of one share of Class A common stock, and one-half of one redeemable warrant, with each whole warrant entitling the holder thereof to purchase one share of common stock for $11.50 per share. The units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $160,000,000.
Simultaneously with the closing of the IPO, Maquia consummated a private sale of 583,743 units (the “Private Placement Units”) to the Sponsor at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds of $5,837,430. The Private Placement Units are identical to the Maquia Units in the IPO, except as otherwise disclosed in the IPO prospectus.
A total of $162,400,000, comprised of $158,113,471 of the proceeds from the initial public offering and $4,286,529 of the proceeds of the sale of the placement units was placed in the trust account maintained by Continental, acting as trustee.
On May 10, 2021, the underwriters exercised their over-allotment option in part, and the closing of the issuance and sale of the additional 1,309,719 units (the “over-allotment units”) occurred on May 12, 2021, generating gross proceeds of $13,097,190. In connection with the closing of the purchase of the over- allotment units, the Company sold an additional 32,743 placement units to the Sponsor at a price of $10.00 per placement unit, generating an additional $327,430 of gross proceeds. The net proceeds of the Private Units was added to the net proceeds of Maquia’s IPO and the proceeds of the over-allotment units and placed in the Trust Account, such that the Trust Account held $175,497,190 at the time of closing of Maquia’s IPO.
On May 12, 2021, Maquia issued 13,098 additional shares of Maquia Class B Common Stock to the underwriter for services rendered.
Business Combination Agreement
On August 8, 2023, Maquia executed the Business Combination Agreement with Immersed. On October 4, 2023, Maquia, Immersed, Inc. and Merger Sub entered into Amendment No. 1 to the Business Combination Agreement. On January 8, 2024, the parties entered into Amendment No. 2 to the Business Combination Agreement. On April 5, 2024 the parties entered into Amendment No. 3 to the Business Combination Agreement extending the closing date for the BCA to May 7, 2024. For additional information regarding our Business Combination Agreement with Immersed, Inc. generally please see our filings contained in (i) our Registration Statements, (ii) Annual Reports on Form 10-K for the year ended December 31, 2023, as filed with the SEC on April 16, 2024, respectively, (iii) Definitive Proxy Statement on Schedule 14A, as filed with the SEC on January 29, 2024 and Amendment No. 2 to S-4 filed April 22, 2024. On May 6, 2024, Maquia received a comment letter from SEC regarding Amendment N. 2 to the S4, which advised, among other things, that BF Borgers CPA PC, the independent auditing firm for Immersed received a cease and desist order on May 3, 2024 and has been denied the privilege of appearing or practicing before the SEC as an accountant. As BF Borgers CPA PC is barred from practicing before the SEC, we were advised that Maquia may not include BF Borgers CPA PC in its audit report in filings with the SEC on or after May 3, 2024, and that we are required to include in our filings with the SEC, a qualified, independent accountant that is permitted to appear or practice before the SEC re-audit those years. On May 7, 2024, Maquia and Immersed did not close the Business Combination Agreement. We have until August 7, 2024 (unless further extended) to complete a business combination. On May 7, 2024, Maquia received a de-listing notification from NASDAQ for failing to be in compliance with Listing Rule IM-51O1-2, which requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of the registration statement filed in connection with its IPO. It is our intention to appeal this ruling by requesting a hearing before Nasdaq’s hearing panel.

THE ANNUAL MEETING
We are furnishing this proxy statement to you as a stockholder of Maquia Capital Acquisition Corporation as part of the solicitation of proxies by our Board for use at our Annual Meeting to be held on Friday, May 20, 2024, or any adjournment or postponement thereof.
Date, Time, Place and Purpose of the Annual Meeting
The Annual Meeting will be held on May 20, 2024, at 10:00 a.m., Eastern Time, as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Annual Meeting via a live webcast available at https://www.cstproxy.com/maquiacapital/am2024. You are cordially invited to attend the Annual Meeting, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:
1.
To elect nominees to serve as directors of the Board until the 2025 annual meeting of stockholders or until his successor is duly elected and qualified;

2.
To ratify the appointment of Marcum as the Company’s independent registered public accounting firm for the year ending December 31, 2023; and

3.
Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Record Date, Voting and Quorum
Our Board fixed the close of business on May 2, 2024, as the Record Date for the determination of holders of our outstanding common stock entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the Record Date, there were 3,709,774 shares of our Class A common stock and 2,371,813 shares of our Class B common stock issued and outstanding and entitled to vote. Each share of common stock entitles the holder thereof to one vote.
For both the proposal to elect one Class A director and the proposal to ratify the appointment of Marcum as our independent registered public accounting firm, the holders of 3,101,415 shares of common stock, present virtually or represented by proxy, constitute a quorum.
Required Vote
The affirmative vote of a plurality of the votes cast by the holders of common stock at the Annual Meeting, by the stockholders present virtually or represented by proxy and entitled to vote in the election of Class A director is required to elect the director nominee. The approval of the proposal to ratify the appointment of Marcum as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast by the holders of common stock, present virtually or represented by proxy at the Annual Meeting.
Voting
You can vote your shares at the Annual Meeting by proxy or online.
You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Annual Meeting is called voting “by proxy.”
If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.
If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate the Chief Executive Officer and the Chief Financial Officer to act as your proxy at the Annual Meeting. One of them will then vote your shares at the Annual Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Annual Meeting.
Alternatively, you can vote your shares online by attending the Annual Meeting. While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with the best judgment of Board of Directors.
A special note for those who plan to attend the Annual Meeting and vote online:   if your shares are held in the name of a broker, bank or other nominee, you must either direct the record holder of your shares to vote your shares or obtain a legal proxy from the record holder to vote your shares at the Annual Meeting.
Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for the nominee or proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares of common stock will be voted (i) “FOR” the election of the director nominee and (ii) “FOR” the ratification of the appointment of Marcum as our independent registered public accounting firm and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual Meeting.
Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our Chief Operating Officer, Guillermo Cruz.
Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Annual Meeting.
Revocability of Proxies
You may change your vote by e-mailing a later-dated, signed proxy card to our Secretary at guillermo@maquiacapital.com, so that it is received by our Secretary prior to the Meeting or by attending the Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to our Secretary, which must be received by our Secretary prior to the Meeting.
Please note, however, that if on the record date, your shares were held not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Meeting and vote at the Meeting online, you must follow the instructions included with the enclosed proxy card.
Simply attending the Annual Meeting will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.
Attendance at the Annual Meeting
Only holders of common stock, their proxy holders, and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting virtually but you hold your shares through someone else, such as a broker, you must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.
Solicitation of Proxies
The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.
No Right of Appraisal
Neither Delaware law nor our amended and restated certificate of incorporation provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.
Other Business
We are not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting. If other matters do properly come before the Annual Meeting, or at any adjournment(s) or postponement(s) of the Annual Meeting, we expect that shares of our common stock, represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.
Principal Offices
Our principal executive offices are located at Maquia Capital Acquisition Corporation, 50 Biscayne Boulevard, Suite 2406, Miami, FL 33132
Item 10.   Directors, Executive Officers and Corporate Governance.
Directors and Executive Officers
As of the date of this Report, our directors and officers are as follows:
Name	Age	Position
Jeff Ransdell	55	Chief Executive Officer
Guillermo Cruz	31	Chief Operating Officer
Jeronimo Peralta	32	Chief Financial Officer
Maggie Vo	37	Chief Investment Officer
Guillermo Cruz Reyes	64	Director
Luis Armando Alvarez	61	Director
Pedro Manuel Zorrilla Velasco	61	Director
Luis Antonio Marquez-Heine	58	Director
The experience of our directors and executive officers is as follows:
Jeff Ransdell, our Chief Executive Officer since February 2021, is a venture capitalist building a portfolio of exponential technology companies at the Coconut Grove based venture capital firm Fuel Venture Capital, which he founded in 2016 following a departure from the private wealth management industry. Fuel Venture Capital currently manages a $200 million fund and has a portfolio of almost a dozen companies, such as Bolt, AdMobilize, Taxfyle, and Eyrus. Mr. Ransdell approaches venture capital with a signature “founder focused, investor driven” mindset, shaped by his experience as a top executive of Bank of America Merrill Lynch. As a managing director and market executive of Bank of America Merrill Lynch, he managed more than $130 billion of global private client investment assets, a P&L of $2 billion, and over 2,000 employees across the bank’s Southeast Wealth Management Division. He is regularly called upon to share his insights on the global economy with outlets such as CNBC, CBS and American City Business Journals. Mr. Ransdell earned a bachelor’s degree from The University of North Dakota.
Guillermo Cruz, our Chief Operating Officer since January 2021. Mr. Cruz previously served as the Chief Operating Officer of Benessere Capital Acquisition Corp. (NASDAQ:BENEU), a blank check company that is in the process of dissolving. In October 2020, Mr. Cruz formed Maquia Capital, an agricultural private equity firm which manages investments in Mexico, the United States, and Latin America. Since June 2010, Mr. Cruz has served as the Chief Executive Officer and a partner of Asesores de Consejo y Alta Direccion S.C. and Board Solutions LLC (“ACAD & Board Solutions”), the largest corporate governance consulting firm in Latin America in revenue. While Mr. Cruz was at ACAD & Board Solutions, under his leadership, the firm’s accumulated revenue increased by 150% and the firm’s client base increased to 400 clients. Since March 2017, Mr. Cruz has served on the board of directors of ACAD & Board Solutions, where he serves on the board’s audit, compensation and governance committees. Mr. Cruz has also served as a member of the board of directors of ACAD & Board Solutions since June 2010, where he served on the company’s audit, compensation and governance committees. In March 2013, Mr. Cruz founded Governance Commitment Capital SAPI de CV, or GC Capital, a venture capital firm partnering with startups in a variety of industries, and continues to act as the Managing Partner today. At GC Capital, Mr. Cruz manages investments and participates as a member in the board of the directors of the startups, and also has served as a member of GC Capital’s board of directors since March 2013, and serves on the board’s governance committee. Since October 2020, Mr. Cruz has been a board member of Integradora Mexicana de Negocios GC SAPI de CV, where he serves on the governance committee. Mr. Cruz holds a MS in Finance from Harvard University, a certificate in business administration from the Yale School of Management, and a bachelor’s degree from the University of Texas at Austin.
Jeronimo Peralta, our Chief Financial Officer since February 2021, has served as Managing Partner and Chief Investment Officer for Maquia Capital, a private equity firm specializing in the agriculture foods industry in Mexico, since October 2020. Since March 2013, Mr. Peralta has served as the Investment Director of GC Capital, where he manages venture capital companies. Mr. Peralta has served as a director of Integradora Mexicana de Negocios GC SAPI de CV since October 2020, and serves on the board’s governance committee. Since March 2013, Mr. Peralta has served on the board of GC Capital, where he also serves on their board’s governance committee. Mr. Peralta received his Bachelor’s degree in Corporate Finance from the Universidad Anahuac, and received his Master’s degree in Business Administration from the Ipade Business School.
Maggie Vo, CFA, our Chief Investment Officer since February 2021, has more than a decade’s finance experience in the public markets, analyzing and managing investments across a wide spectrum of asset classes, both traditional and alternative. Since January 2018, Ms. Vo has served as General Partner and Chief Investment Officer of Fuel Venture Capital, Maggie spearheads due diligence processes that determine prospective investments and capital deployment and steers valuation analyses of existing portfolio companies. She previously worked as Portfolio Manager at Blue Shores Capital from November 2011 to December 2017, where she managed the boutique hedge fund’s flagship Global Long Short Equity strategy. Ms. Vo began her career in finance at Prudential Vietnam Fund Management and, later, Prudential Property Investment Managers in Singapore. Maggie holds a B.S. in Financial Economics and Mathematics from Centre College.
Luis Armando Alvarez, one of our directors since May 2021, has been the President of MXC, a boutique investment banking firm, since April 2019, where he oversees and manages the global operations of the bank. From January 2013 to April 2019, Mr. Alvarez served as the Chief Executive Officer of Banco Actinver (BMV: ACTINVRB), Mexican Financial Institution, where he oversaw and managed the global operations of the bank. Prior to that, July 2011 until December 2013, Mr. Alvarez was a Managing Director of Santander Bank, S.A. (NYSE: SAN), a Spanish multinational financial services company, where he was involved in investment banking, advisory and capital raising services. From January 2002 until June 2011, Mr. Alvarez worked at IXE Grupo Finaciero, where Mr. Alvarez was General Director of Institutional Sales, Government and Federal entities, where his work focused on specializing investment banking, institutional sales, derivatives and asset management. Mr. Alvarez earned a Degree in Accounting and a Masters in Finance both from Universidad de Valle de Mexico. We believe that Mr. Alvarez is well-qualified to serve on our board of directors based on his extensive investment banking and financial services experience.

Guillermo Cruz R., our director since May 2021, has served as the Chairman of Asesores de Consejo y Alta Dirección and Board Solutions LLC (“ACAD & Board Solutions”), Latin America´s leading firm specialized in Corporate Governance and Family Business services since September of 2008. While at ACAD & Board Solutions, Mr. Cruz has been in charge of providing corporate governance, internal audit, internal control and risk management services to public and private firms. Prior to this, from March 1999 until September 2008, Mr. Cruz was a senior Partner in Charge of Corporate Governance, Internal Audit and Risk Management Services at Deloitte Touche Tohmatsu Limited (“Deloitte”). Since March 2018, Mr. Cruz has served on the board of directors of Las Sevillanas, a milk candy brand, where he operates as the President of the governance committee. Mr. Cruz received a Bachelor’s Degree in Accounting from Instituto Politecnico Nacional, received a certification in International Management from New York University, a Ph.D in Business with a concentration in Corporate Governance & Control from Universidad Anahuac, a Master’s degree in Finance from the Instituto Tecnologico Autonomo de Mexico and a certification in Family Governance from the Wharton School of Business at the University of Pennsylvania. We believe that Mr. Cruz is well-qualified to serve on our board of directors due to his corporate governance, audit, and accounting experience.
Pedro Manuel Zorrilla Velasco, one of our directors since May 2021, served as the Executive Vice President and Chief Operating Officer for the Housing & Mortgage Development the Co-Chief Executive Officer and Chief Operating Officer for the Mexican Stock Exchange from June 2001 until March 2018. Prior to that, From May 1995 until June 2001, Mr. Zorrilla was a Technical Director at the Mexican Banks Association. Since May 2020, Mr. Zorrilla has served on the board of directors of four companies: Consorcio ARA (BMV: ARA), a Mexico-based construction company, EXITUS Capital, a Mexican financial services company, Mexican Auto Dealers Association, a Mexican car dealer organization, and Operadora Valmex de Fondos de Inversion, an authorized investment fund operator in Mexico. Mr. Zorrilla holds his Bachelor’s degree in Economics from Instituto Tecnologico Autonomo de Mexico, and received his Master’s degree in Public Administration from Harvard University’s John F. Kennedy’s School of Government. We believe that Mr. Zorrilla is well-qualified to serve on our board of directors due to his banking, investment, and securities experience.
Luis Antonio Marquez-Heine, one of our directors since May 2021, has served as the Director of the Center for Corporate Innovation and Entrepreneurship at Campus Sante Fe, and as the Director of the Full Time MBA program at EGADE Business School since March 2017. Prior to that, Mr. Maquez was a fund manager of Bricapital and Mexico Hotel Platform, two hospitality private equity funds, from 2013 to 2017. From 2004 to 2013, Mr. Marquez was the Chief Executive Officer of the Mexican Private Equity Association. Mr. Maquez has been an independent board member and the head of the Investment Committee of Hotels Mision, a Mexican-based hotel chain, Serfimex Capital, a Mexican financial institution dedicated to business investment, and Exitus Credit, a Mexican financial services company providing credit solutions to consumers. Mr. Marquez received his Bachelor’s degree in Law from the Universidad Nacional Autonoma de Mexico and received his Master’s degree in Public Administration from Harvard University. We believe that Mr. Maquez is well qualified to serve on our board of directors due to his extensive hospitality, business administration, and private equity experience.
Corporate Governance Matters
Number and Terms of Office of Officers and Directors
Our board of directors consists of four members and is divided into two classes with only one class of directors being elected in each year, and with each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a two-year term. In accordance with Nasdaq corporate governance requirements, we are not required to hold an annual meeting until one year after our first fiscal year end following our listing on Nasdaq.
Our officers are appointed by the board of directors and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of: a Chairman of the Board, Vice Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Secretary, Treasurer and other officers as may be determined by the Board.

Failure to Timely Hold Annual Meeting for Class II Directors.
The Class I directors, consisting of Pedro Manuel Zorrilla Velasco and Luis Antonio Marquez-Heine, were re-elected for an additional two years at the 2022 Special Meeting, held in lieu of an Annual Meeting. The term of office of the Class II directors, consisting of Guillermo Cruz Reyes and Luis Armando Alvarez, will expire at the second annual meeting of stockholders was to expire at the annual meeting of stockholders to be held in 2023. Maquia failed to hold an annual meeting of stockholders within the required twelve-month period from the end of Nasdaq’s fiscal year, on January 8, 2024, the Company received a delisting notice from Nasdaq’s Listing Qualifications Department (the “Notice”) of failure to satisfy a continued listing standard from Nasdaq under Listing Rule 5620(a). As a result, following receipt of the Notice, the Company submitted a plan for holding its 2023 Annual Meeting, which plan was, in part, granted by Nasdaq extending the time by which the Company must regain compliance with the Rule 5620(a), and the Annual Meeting held., In accordance with Nasdaq Listing Rule 5810(c)(2)(G), Maquia has 45 calendar days to submit a plan to regain compliance. Maquia submitted a plan to regain compliance within the required timeframe. Maquia was granted an exception until May 20, 2024, to regain compliance. If Maquia does not hold an annual meeting and regain compliance by May 20, 2024, Nasdaq may delist Maquia’s securities. If this were to occur, Maquia could face significant material adverse consequences, including:
•
our ability to complete an initial business combination with a target company contemplating a Nasdaq listing, including the Business Combination;

•
a limited availability of market quotations for Maquia’s securities;

•
reduced liquidity for Maquia’s securities;

•
a determination that the Maquia Class A Common Stock is a “penny stock” which will require brokers trading in Maquia Class A Common Stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for Maquia’s securities;

•
a limited amount of news and analyst coverage; and

•
a decreased ability to issue additional securities or obtain additional financing in the future.

The election proposal states that at the 2023 Annual Meeting two Class II directors, Guillermo Cruz Reyes and Luis Armando Alvarez, are to be elected to the Maquia board of directors to sell to serve for the ensuing two year period, or until a successor is elected and qualified or their earlier resignation or removal.
Committee Membership, Meetings and Attendance
Our board of directors has two standing committees: an audit committee and a compensation committee. Subject to phase-in rules and a limited exception, Nasdaq rules and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, and Nasdaq rules require that the compensation committee of a listed company be comprised solely of independent directors. We encourage all of our directors to attend our annual meetings of stockholders. This Annual Meeting will be the second annual meeting of stockholders of the Company.
Audit Committee
We have established an audit committee of the board of directors. Luis Armando Alvarez, Pedro Manuel Zorrilla Velasco and Luis Antonio Marquez-Heine serve as members of our audit committee, and Luis Armando Alvarez chairs the audit committee. Each of Luis Armando Alvarez, Pedro Manuel Zorrilla Velasco and Luis Antonio Marquez-Heine, meet the independent director standard under Nasdaq listing standards and under Rule 10-A-3(b)(1) of the Exchange Act.
Each member of the audit committee is financially literate, and our board of directors has determined that Mr. Alvarez qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:
•
the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm engaged by us;

•
pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•
setting clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by applicable laws and regulations;

•
setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•
obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii) all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence;

•
reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•
reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Audit Committee Report*
The Audit Committee assists the Board with its oversight responsibilities regarding the Company’s financial reporting process. The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements and the reporting process, including the Company’s accounting policies, internal control over financial reporting and disclosure controls and procedures. Marcum LLP, the Company’s independent registered public accounting firm, is responsible for performing an audit of the Company’s financial statements.
We have reviewed and discussed with management and Marcum LLP the Company’s audited financial statements. We discussed with Marcum LLP the overall scope and plans of their audit. We met with Marcum LLP, with and without management present, to discuss the results of its examinations, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
With regard to the fiscal year ended December 31, 2021, the Audit Committee (i) reviewed and discussed with management the Company’s audited financial statements as of December 31, 2021, and for the year then ended; (ii) discussed with Marcum LLP the matters required by Public Company Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission; (iii) received the written disclosures and the letter from Marcum LLP required by applicable requirements of the PCAOB regarding Marcum LLP’s communications with the Audit Committee regarding independence; and (iv) discussed with Marcum LLP their independence.

*
The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

Based on the review and discussions described above, the Audit Committee, consisting of Luis Armando Alvarez (Chair), Pedro Manuel Zorrilla Velasco and Luis Antonio Marquez-Heine recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for filing with the Securities and Exchange Commission.
Compensation Committee
We have adopted a compensation committee charter, which will detail the principal functions of the compensation committee, including:
•
reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, if any is paid by us, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•
reviewing and approving on an annual basis the compensation, if any is paid by us, of all of our other officers;

•
reviewing on an annual basis our executive compensation policies and plans;

•
implementing and administering our incentive compensation equity-based remuneration plans;

•
assisting management in complying with our proxy statement and annual report disclosure requirements;

•
approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•
if required, producing a report on executive compensation to be included in our annual proxy statement; and

•
reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated above, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.
The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by the Nasdaq and the SEC.
Director Nominations
We do not have a standing nominating committee though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605 of the Nasdaq rules, a majority of independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who will participate in the consideration and recommendation of director nominees are Luis Armando Alvarez, Pedro Manuel Zorrilla Velasco and Luis Antonio Maquez-Heine. In accordance with Rule 5605 of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.
The board of directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at each of the annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to our board of directors should follow the procedures set forth in our bylaws.
We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.
Compliance with Section 16(a) of the Exchange Act
Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons. Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that during the year ended December 31, 2023, all reports applicable to our executive officers, directors and greater than 10% beneficial owners were filed in a timely manner in accordance with Section 16(a) of the Exchange Act.
Code of Conduct and Ethics
We have adopted a Code of Conduct and Ethics applicable to our directors, officers and employees. We have filed a copy of our Code of Conduct and Ethics and our audit and compensation committee charters as exhibits to the Registration Statement (the Form S-1 filed with the SEC March 23, 2021 (File No. 333-253167), as amended). You can review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Conduct and Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Conduct and Ethics in a Current Report on Form 8-K.
Audit Fees
Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees billed by Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Form 10 Q for the respective periods and other required filings with the SEC for the years ended December 31, 2023, and 2022 totaled 179,220 dollars and $80,790.00, respectively. The above amounts include interim procedure and audit fees as well as attendance at audit committee meetings.
All Other Fees
We did not pay Marcum for any other services for the years ended December 31, 2023.
Pre-Approval Policy
The audit committee or the Board has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).
Executive Officer and Director Compensation
None of our officers or directors has received any cash compensation for services rendered to us. However, our sponsor, executive officers and directors, or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations.

Our audit committee will review on a quarterly basis all payments that were made to our sponsor, executive officers or directors, or our or their affiliates. Any such payments prior to an initial business combination will be made from funds held outside the trust account. Other than quarterly audit committee review of such reimbursements, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with their activities on our behalf in connection with identifying and consummating an initial business combination. Other than these payments and reimbursements, no compensation of any kind, including finder’s and consulting fees, will be paid by the Company to our sponsor, executive officers and directors, or any of their respective affiliates, prior to completion of our initial business combination.
After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials or tender offer materials furnished to our stockholders in connection with a proposed business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed business combination, because the directors of the post-combination business will be responsible for determining executive officer and director compensation. Any compensation to be paid to our executive officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.
We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.
Internal Control
Disclosure controls and procedures are controls and other procedures designed to ensure that information required to be disclosed in our reports filed or submitted under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed in our reports filed or submitted under the Exchange Act is accumulated and communicated to management, including our Chief Executive Officer and Chief Financial Officer (together, the “Certifying Officers”), or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.
Under the supervision and with the participation of our management, including our Certifying Officers, we carried out an evaluation of the effectiveness of the design and operation of our disclosure controls and procedures as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act. Based on the foregoing, our Certifying Officers concluded that our disclosure controls and procedures were not effective as of the end of the period covered by this Report, due to the material weaknesses in internal controls to properly evaluate complex equity transactions, to properly ensure that the accounting for income taxes is accurate and complete, and to properly adhere to the trust agreement specifically the provision that earnings are only to be withdrawn for tax payments.
Further to this, management has implemented remediation steps to improve our internal control over financial reporting. Specifically, we expanded and improved our review process for complex securities and related accounting standards. We plan to further improve this process by enhancing access to accounting literature, identification of third-party professionals with whom to consult regarding complex accounting applications and consideration of additional staff with the requisite experience and training to supplement existing accounting professionals The elements of our remediation plan can only be accomplished over time, and we can offer no assurance that these initiatives will ultimately have the intended effects. We believe our efforts will enhance our controls relating to accounting for complex financial transactions, but we can offer no assurance that our controls will not require additional review and modification in the future as industry accounting practice may evolve over time.
Recent Deficiencies
•
Tax Money delivered to Investors from Trust Agent

On November 4, 2022, the Company held a special meeting in lieu of the 2022 annual meeting of stockholders (the “Meeting”). The purpose of the Meeting was, among other things, to approve Extension #1 extending the outside date for completing the business combination. In connection with the Meeting, as set forth in the Company’s Report on Form 8-K filed with the Securities and Exchange Commission on November 9, 2022, the holders of 13,769,910 shares of the Company’s Class A common stock (the “Redeeming Stockholders”) properly exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account (“Trust Account”).
On November 30, 2022, a redemption payment was made to the Redeeming Stockholders by Continental Stock Transfer & Trust Company (“CST”), as trustee of the trust account set up at the time of the Company’s initial public offering for the benefit of the Company’s public stockholders (the “Trust Account”), at a rate of $10.41858638 per share. It was later determined in mid-2023 that the Company did not withdraw all the interest from the Trust Account that it was allowed to withdraw to cover federal income and State of Delaware franchise taxes (collectively the “Taxes”) which had accrued in the amount of $261,900 and, therefore, the redemption payment should have only been $10.40345615 per share. This meant that the Redeeming Stockholders were overpaid in the amount of $0.01513023 per share or a total of $208,342 (the “Overpayment Amount”).
In March 2024, during the preparation for the annual 10-K, the Company learned that the efforts to recover the Overpayment Amount from Redeeming Stockholders had not occurred. Consequently, on March 27, 2024, the Company’s Sponsor replenished the Overpayment Amount directly to the Trust. The Company intends to promptly initiate recovery efforts from the Redeeming Stockholders through CST. Redeeming Stockholders are being notified of this situation and are being instructed to return the Overpayment Amount to CST.
•
Overdraw of Tax Money from the Trust Account

Since the Company went public on June 2021, the Company has incurred Income and Franchise Tax, for a total cumulative amount of $1,122,280, as of December 31, 2023.
According to the Investment Management Trust Agreement, income and franchise tax expense is an allowable withdrawal from trust. The Company has withdrawn a total cumulative amount of $1,375,000, as of December 31, 2023. As such as of December 31, 2023, the Company has over withdrawn the trust $252,720 as of December 31, 2023. On March 27th, 2024, the Company’s Sponsor replenished the Overpayment Amount directly to the Trust. On April 5, 2024, the Company’s Sponsor replenished the Overwithdrawal Amount directly to the Trust.
The breakdown of the internal control process that led to these issues can be traced to two factors. Initially, the organization was operated on a sole basis, meaning each individual is responsible for a distinct segment of the business, and each person becomes the sole point of authority and expertise within their designated area, whether it’s finance, marketing, operations, human resources, or any other critical function. However, while this approach can enhance expertise and accountability in the individual segments, it lacks a check and balance system and allows the same individual to authorize payments, process transactions, and reconcile bank statements. Furthermore, regular internal audits or reviews were absent, which would have identified discrepancies early on.
Since we have been aware of the issues and identified the problem, we have increased oversight and established a check and balance system, including regular audits, transparent reporting to maintain accountability and safeguard against potential risks associated with the autonomy of individuals roles especially in finance and accounting. Specifically, Maggie Vo, the Chief Investment Officer of the organization who has the CFA designation and also more than a decade in finance, will participate in the daily operation with Guillermo Cruz, the Chief Operating Officer. Money movement, bill payment, and account reconciliation must be completed and reviewed by two people and reported to the group on a monthly basis. Together, these controls form a comprehensive framework designed to safeguard the organization’s assets, ensure the proper use of funds, and uphold the integrity of its processes.
Tax Money delivered to Investors from Trust Agent
On November 4, 2022, the Company held a special meeting in lieu of the 2022 annual meeting of stockholders (the “Meeting”). The purpose of the Meeting was, among other things, to approve Extension #1 extending the outside date for completing the business combination. In connection with the Meeting, as set forth in the Company’s Report on Form 8-K filed with the Securities and Exchange Commission on November 9, 2022, the holders of 13,769,910 shares of the Company’s Class A common stock (the “Redeeming Stockholders”) properly exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account (“Trust Account”).
On November 30, 2022, a redemption payment was made to the Redeeming Stockholders by Continental Stock Transfer & Trust Company (“CST”), as trustee of the trust account set up at the time of the Company’s initial public offering for the benefit of the Company’s public stockholders (the “Trust Account”), at a rate of $10.41858638 per share. It was later determined in mid-2023 that the Company did not withdraw all the interest from the Trust Account that it was allowed to withdraw to cover federal income and State of Delaware franchise taxes (collectively the “Taxes”) which had accrued in the amount of $261,900 and, therefore, the redemption payment should have only been $10.40345615 per share. This meant that the Redeeming Stockholders were overpaid in the amount of $0.01513023 per share or a total of $208,342 (the “Overpayment Amount”).
In March 2024, during the preparation for the annual 10-K, the Company learned that the efforts to recover the Overpayment Amount from Redeeming Stockholders had not occurred. Consequently, on March 27, 2024, the Company’s Sponsor replenished the Overpayment Amount directly to the Trust. The Company intends to promptly initiate recovery efforts from the Redeeming Stockholders through CST. Redeeming Stockholders are being notified of this situation and are being instructed to return the Overpayment Amount to CST.
Overdraw of Tax Money from the Trust Account
Since the Company went public on June 2021, the Company has incurred Income and Franchise Tax, for a total cumulative amount of $1,122,280, as of December 31, 2023.
According to the Investment Management Trust Agreement, income and franchise tax expense is an allowable withdrawal from trust. The Company has withdrawn a total cumulative amount of $1,375,000, as of December 31, 2023. As such as of December 31, 2023, the Company has over withdrawn the trust $248,168 as of December 31, 2023. On March 27th, 2024, the Company’s Sponsor replenished the Overpayment Amount directly to the Trust. On April 5, 2024, the Company’s Sponsor replenished the Overwithdrawal Amount directly to the Trust.
Director Independence
Nasdaq rules require that a majority of the Board of a company listed on Nasdaq must be composed of “independent directors.” An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that Messrs. Luis Armando Alvarez, Pedro Manuel Zorrilla Velasco and Luis Antonio Maquez-Heine are independent directors under the Nasdaq listing rules and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s common stock, by:
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each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

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each of our executive officers and directors that beneficially owns shares of common stock; and

•
all our officers and directors as a group.

In the table below, percentage ownership is based on 6,081,587 shares of our common stock, consisting of (i) 3,709,774 shares of our Class A common stock and (ii) 2,371,813 shares of our Class B common stock, issued and outstanding as of the record date. On all matters to be voted upon, except as required by law, holders of the shares of Class A common stock and shares of Class B common stock vote together as a single class. Currently, all of the shares of Class B common stock are convertible into Class A common stock on a one-for-one basis.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these warrants are not exercisable within 60 days of the record date for the Meeting.
	Class A Common Stock		Class B Common Stock		Approximate Percentage of Outstanding Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
M Maquia Investments North America, LLC(2)	2,712,458	71.32%	2,128,715	89.75%	78.4%
Jeff Ransdell	—	—	—	—	—
Jeronimo Peralta	—	—	—	—	—
Guillermo Cruz(2)	2,712,458	71.32%	2,128,715	89.75%	78.4%
Maggie Vo	—	—	—	—	—
Guillermo Cruz Reyes	—	—	—	—	—
Luis Armando Alvarez	—	—	—	—	—
Pedro Manuel Zorrilla Velasco	—	—	—	—	—
Luis Antonio Maquez-Heine	—	—	—	—	—
Al All executive officers and directors as a group (eight individuals)	2,712,458	71.32%	2,128,715	89.75%	78.4%

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is c/o 2901 Florida Avenue, Suite 840, Miami, FL 33133.

(2)
Maquia Investments North America, LLC, our Sponsor, is the record holder of the securities reported herein. Guillermo Cruz is the director and stockholder of our Sponsor. By virtue of this relationship, Guillermo Cruz may be deemed to share beneficial ownership of the securities held of record by our Sponsor. Guillermo Cruz disclaims any such beneficial ownership except to the extent of his pecuniary interest.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
On January 28, 2021, our sponsor paid $25,000 to cover certain of our offering costs in exchange for 5,750,000 founder shares. The number of founder shares issued was determined based on the expectation that such founder shares would represent 20% of the outstanding shares upon completion of our initial public offering (excluding the representative shares, the placement units and underlying securities). In May 2021, our sponsor returned to us, at no cost, an aggregate of 1,150,000 founder shares, which we cancelled. Shares and associated accounts have been retroactively restated to reflect the surrender of 1,150,000 shares of Class B common stock to us for no consideration in May 2021. Our sponsor also transferred 70,000 founder shares to ARC Group Limited in consideration of services provided by such party as financial advisor to us in connection with our initial public offering and recorded $529,200 which is recorded as a stock issuance cost. As a result, our sponsor owned 4,530,000 founder shares. Such Class B common stock included an aggregate of up to 600,000 shares subject to forfeiture by our sponsor to the extent that the underwriters’ over-allotment is not exercised in full or in part, so that our sponsor will collectively own 20% of our issued and outstanding shares after the initial public offering (assuming the initial stockholders do not purchase any public shares in the initial public offering and excluding the placement units and underlying securities). On May 7, 2021, we issued 160,000 shares of Class B common stock to the underwriter for services rendered and recorded $1,209,600 which is recorded as a stock issuance cost. On May 10, 2021, simultaneously with the exercise of the over-allotment, we consummated the private placement of an additional 32,743 placement units to the sponsor, as a result of the underwriters’ election to partially exercise their over-allotment option, 327,430 founder shares were no longer subject to forfeiture by our sponsor. The remaining 272,570 founder shares were forfeited by our sponsor. On May 12, 2021, we issued 13,098 shares of Class B common stock to the underwriter for services rendered in connection with our initial public offering and recorded $99,021 which is recorded as a stock issuance cost.
Our sponsor purchased an aggregate of 583,743 placement units at a price of $10.00 per unit for an aggregate purchase price of $5,837,430. There will be no redemption rights or liquidating distributions from the trust account with respect to the founder shares, placement shares or placement warrants, which warrants will expire worthless if we do not consummate a business combination by November 7, 2022 (or by May 7, 2023, if we extend the period of time to consummate a business combination by the full amount of time).
Except as otherwise disclosed in this proxy statement, no compensation of any kind, including any finder’s fee, reimbursement, consulting fee or monies in respect of any payment of a loan, will be paid by us to our sponsor, officers or directors or any affiliate of our sponsor, officers or directors prior to, or in connection with any services rendered in order to effectuate, the consummation of an initial business combination (regardless of the type of transaction that it is). However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee reviews on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates and determines which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.
On December 10, 2020, we issued an unsecured promissory note to our sponsor, pursuant to which we may borrow up to an aggregate principal amount of $300,000, to be used for payment of costs related to the initial public offering. The note is non-interest bearing and payable on the earlier of (i) June 30, 2021, or (ii) the consummation of the initial public offering. In 2021, the Company borrowed $177,111 under this promissory note, which was repaid in full. As of December 31, 2021, the balance outstanding under the promissory note with our sponsor was $0.
Pursuant to our amended and restated certificate of incorporation, we may extend the period of time to consummate a business combination up to two times, each by an additional three months (for a total of up to 18 months to complete a business combination). In order to effectuate such extensions, our sponsor or its affiliates or designees, upon ten days advance notice prior to the applicable deadline, must deposit into the trust account $1,789,347 ($0.10 per share) on or prior to the date of the applicable deadline, for each three-month extension (or up to an aggregate of $3,578,694), or $0.20 per share if we extend for the full six months). Any such payments would be made in the form of a loan. Any such loans will be non-interest bearing and payable upon the consummation of our initial business combination. If we complete our initial business combination, we would repay such loaned amounts out of the proceeds of the trust account released to us. Furthermore, the letter agreement with our initial stockholders contains a provision pursuant to which our sponsor has agreed to waive its right to be repaid for such loans out of the funds held in the trust account in the event that we do not complete a business combination. Our sponsor and its affiliates or designees are not obligated to fund the trust account to extend the time for us to complete our initial business combination. If we do not complete a business combination, such loans will not be repaid.
On May 4, 2022, we issued a press release announcing that the Sponsor had requested that we extend the deadline for consummating a business combination from May 7, 2022 to August 7, 2022 and that the Sponsor had notified us that it intended to deposit an aggregate of $1,730,972 into the trust account on or before May 7, 2022. On May 3, 2022 we issued a promissory note (the “Extension Note”) in the principal amount of $1,730,972 (the “Extension Payment”) to our Sponsor in connection with first three month extension set forth in our amended and restated certificate of incorporation. The Extension Note bears no interest and is due and payable upon the earlier to occur of (i) the date on which our initial business combination is consummated and (ii) our liquidation.
On August 2, 2023 we issued an Extension Note, a promissory note in the principal amount of $150,000 to the Sponsor in connection with the Initial Extensions.
On August 4, 2022, the Company amended and restated the Extension Note to increase the Extension Payment to $3,461,944.80 for second three-month extension set forth in our amended and restated certificate of incorporation. At the election of the Sponsor, up to $1,500,000 of the unpaid principal amount of the Extension Note may be converted into units of the Company (the “Conversion Units”) with the total Conversion Units so issued shall be equal to: (x) the portion of the principal amount of the Note being converted divided by (y) the conversion price of ten dollars ($10.00), rounded up to the nearest whole number of units.
On February 5, 2024, Maquia held a special meeting of stockholders, at which, the Company’s stockholders approved a third amendment to the Company’s Amended and Restated Certificate of Incorporation to extend the date by which the Company must consummate its initial business combination from February 7, 2024, to August 7, 2024 (or such earlier date as determined by the Board) (the “Fourth Extension”). The Company filed the Charter Amendment with the Secretary of State of the State of Delaware on Feb 7, 2024. In anticipation of the special meeting, the Company and the Sponsor entered into a non-redemption agreement with one or more unaffiliated third party or parties in exchange for such third party or third parties agreeing not to redeem an aggregate of 538,093 Class A Common Stock sold in the IPO (“Non- Redeemed Shares”). In exchange for the foregoing commitments not to redeem such Non-Redeemed Shares, the Sponsor has agreed to transfer to such Third Parties 2.5% per month of the Non-Redeemed Shares up to a maximum of 6 months (depending upon the month the initial business combination is consummated), of the Company’s Class A common stock held by such Third Parties, immediately following the consummation of an initial business combination, if the Third Parties continue to hold such Non-Redeemed Shares through the Special Meeting.
On April 5, 2024, Amendment No 3 to our Business Combination Agreement with Immersed was executed, which extended the closing date for the Business Combination Agreement to May 7, 2024, and further provided that the Available Cash at Closing increase from $21.9 million to $23.4 million.
On May 6, 2024, we received a comment letter from SEC regarding Amendment N.2 to the S4, which advised that BF Borgers CPA PC, the independent auditing firm for Immersed received a cease and desist order on May 3, 2024 and has been denied the privilege of appearing or practicing before the SEC as an accountant As BF Borgers CPA PC is barred from practicing before the SEC, we were advised that Maquia may not include BF Borgers CPA PC in its audit report in filings with the SEC on or after May 3, 2024, and that we are required to include in our filings with the SEC, a qualified, independent accountant that is permitted to appear or practice before the SEC re-audit those years. On May 7, Maquia and Immersed did not close the Business Combination Agreement. We have until August 7, 2024 (unless further extended) to complete a business combination. On May 7, 2024, Maquia received a de-listing notification from NASDAQ for failing to be in compliance with Listing Rule IM-51O1-2, which requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of the registration statement filed in connection with its IPO. It is our intention to appeal this ruling by requesting a hearing before Nasdaq’s hearing panel.
In addition, in order to finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds on a non-interest-bearing basis as ma be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of the loans made by our sponsor, our officers and directors, or our or their affiliates to us prior to or in connection with our initial business combination may be convertible into units, at a price of $10.00 per unit at the option of the lender, upon consummation of our initial business combination. The units would be identical to the placement units. Other than as described above, the terms of such loans by our sponsor, our officers and directors or their affiliates, if any, have not been determined and no written agreements exist with respect to such loans. We have not sought and do not expect to seek loans from parties other than our sponsor or an affiliate of our sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.
After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.
The holders of the founder shares, the representative shares, placement units, and units that may be issued upon conversion of working capital loans (and in each case holders of their component securities, as applicable) will have registration rights to require us to register a sale of any of our securities held by them pursuant to a registration rights agreement signed on May 4, 2021. These holders are entitled to make up to three demands, excluding short form registration demands, that we register such securities for sale under the Securities Act. In addition, these holders have “piggy-back” registration rights to include their securities in other registration statements filed by us.
We have entered into agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in our amended and restated certificate of incorporation. Our bylaws also permit us to secure insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit such indemnification. We have purchased a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors.
Related Party Policy
We have not yet adopted a formal policy for the review, approval or ratification of related party transactions. Accordingly, the transactions discussed above were not reviewed, approved or ratified in accordance with any such policy. However, we have adopted a Code of Conduct and Ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our board of directors (or the appropriate committee of our board) or as disclosed in our public filings with the SEC. Under our Code of Conduct and Ethics, conflict of interest situations include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the company. A form of the Code of Conduct and Ethics was filed as an exhibit to the Registration Statement.
In addition, our audit committee, pursuant to a written charter, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present is required in order to approve a related party transaction. A majority of the members of the entire audit committee constitutes a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee is required to approve a related party transaction. A form of the audit committee charter was filed as an exhibit to the Registration Statement. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.
These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.
To further minimize conflicts of interest, we have agreed not to consummate an initial business combination with an entity that is affiliated with any of our sponsor, officers or directors unless we, or a committee of independent directors, have obtained an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions that our initial business combination is fair to our company from a financial point of view. Furthermore, no finder’s fees, reimbursements, consulting fee, monies in respect of any payment of a loan or other compensation will be paid by us to our sponsor, officers or directors or any affiliate of our sponsor, officers or directors prior to, for services rendered to us prior to, or in connection with any services rendered in order to effectuate, the consummation of our initial business combination (regardless of the type of transaction that it is). However, the following payments were made or will continue to be made to our sponsor, officers or directors, or our or their affiliates, none of which were made or will continue to be made from the proceeds of our initial public offering held in the trust account prior to the completion of our initial business combination:
•
Reimbursement for any out-of-pocket expenses related to identifying, investigating, and completing an initial business combination; and

•
Repayment of non-interest bearing loans which may be made by our sponsor or an affiliate of our sponsor or certain of our officers and directors to finance transaction costs in connection with an intended initial business combination and repayment of non-interest bearing loans which may be made by our sponsor or its affiliates to extend our time period for consummating a business combination, the terms of which (other than as described above) have not been determined nor have any written agreements been executed with respect thereto. Up to $1,500,000 of the loans made by our sponsor, our officers and directors, or our or their affiliates to us prior to or in connection with our initial business combination may be convertible into units, at a price of $10.00 per unit at the option of the lender, upon consummation of our initial business combination. The units would be identical to the placement units.

Our audit committee reviews on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates.

PROPOSAL ONE — ELECTION OF CLASS II DIRECTORS
Our board of directors is divided into two classes, each of which will generally serve for a term of two years with only one class of directors being elected in each year. The term of office of the Class I directors, consisting of Pedro Manuel Zorrilla Velasco and Luis Antonio Marquez-Heine, was extended for an additional two years following an election at a special meeting on November 1, 2022. The term of office of the Class II directors, consisting of Guillermo Cruz Reyes and Luis Armando Alvarez, was to expire at the 2023 annual meeting of stockholders to be held on May 20, 2024.
At the Meeting, two Class II directors will be elected to the Company’s board of directors to serve for the ensuing two-year period or until a successor is elected and qualified or their earlier resignation or removal. The board has nominated Guillermo Cruz Reyes and Luis Armando Alvarez for election as Class II directors. The biographies of Mr. Guillermo Cruz Reyes and Luis Armando Alvarez are set forth below.
The election of directors requires a plurality vote of the shares of common stock present in person (including virtually) or represented by proxy and entitled to vote at the Meeting. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Consequently, any shares not voted “FOR” a particular nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor.
Unless authority is withheld or the shares are subject to a broker non-vote, the proxies solicited by the board of directors will be voted “FOR” the election of the foregoing nominees. In case any director nominee becomes unavailable for election to the board of directors, an event that is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting in accordance with their judgment.
Nominee Biography
For a biography of the director nominees, Guillermo Cruz Reyes and Luis Armando Alvarez please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.
Vote Required for Approval
The election of the foregoing director nominees requires the affirmative vote of a plurality of the issued and outstanding shares of the Company’s common stock represented in person (including virtually) or by proxy at the Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. You may withhold votes from the director nominee. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present.
Recommendation of the Board
Our Board unanimously recommends that our stockholders vote “FOR” the election of each of the director nominees.
PROPOSAL TWO — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We are asking the stockholders to ratify the audit committee’s appointment of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2023. The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the stockholders do not ratify the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2023, our audit committee may reconsider the appointment of Marcum as our independent registered public accounting firm.
Marcum has audited our financial statements for the fiscal year ended December 31, 2023. A representative of Marcum is not expected to be present at the Annual Meeting. The following is a summary of fees paid or to be paid to Marcum for services rendered.

Audit Fees.   Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees billed by Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Form 10 Q for the respective periods and other required filings with the SEC for the years ended December 31, 2023, and 2022 totaled 179,220 dollars and $80,790.00, respectively. The above amounts include interim procedure and audit fees as well as attendance at audit committee meetings.
Other Fees.   We did not pay Marcum for other services for the fiscal years ended December 31, 2023 and 2022.
Pre-Approval Policy
Our audit committee was formed upon the effectiveness of the registrations statement for our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our Board. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).
Required Vote
The ratification of the appointment of Marcum requires the vote of a majority of the votes cast by stockholders present virtually or represented by proxy and entitled to vote on the matter at the Annual Meeting. All holders of common stock are entitled to vote on this proposal. Abstentions will have no effect on this proposal, assuming that a quorum is present.
Recommendation
Our Board recommends a vote “FOR” the ratification of the appointment of Marcum as the Company’s independent registered public accounting firm.
OTHER MATTERS
Submission of Stockholder Proposals for the 2023 Annual Meeting
We anticipate that the 2023 annual meeting of stockholders will be held on May 20, 2024. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2023 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its office at Maquia Capital Acquisition Corporation, 50 Biscayne Boulevard, Suite 2406, Miami, FL 33132.
Written notice of each stockholders meeting stating the place, if any, date, and time of the meeting, and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting and the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, shall be given in the manner permitted by Section 9.3 of our bylaws to each stockholder entitled to vote thereat as of the record date for determining the stockholders entitled to notice of the meeting, by the Corporation not less than 10 nor more than 60 days before the date of the meeting unless otherwise required by the General Corporation Law of the State of Delaware (the “DGCL”).
Householding Information
Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:
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If the shares are registered in the name of the stockholder, the stockholder should contact us at guillermo@maquiacapital.com to inform us of his or her request; or

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If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.
If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Meeting, you should contact the Company’s proxy solicitation agent at the following address and telephone number:
Advantage Proxy, Inc.
P.O. Box 10904
Yakima, WA 98909
Attn: Karen Smith
Toll Free: (877) 870-8565
Collect: (206) 870-8565
You may also obtain these documents by requesting them via e-mail from the Company at guillermo@maquiacapital.com.
If you are a stockholder of the Company and would like to request documents, please do so by May 15, 2024, in order to receive them before the Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

MAQUIA CAPITAL ACQUISITION CORPORATIONTHIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERSThe undersigned, revoking any previous proxies relating to these shares with respect to the Director Election Proposal and the Ratification of Auditor Proposal, hereby acknowledges receipt of the notice dated May 10, 2024 and Proxy Statement, dated May 10, 2024, in connection with the Annual Meeting of stockholders of Maquia Capital Acquisition Corporation (the “Company”) and any adjournments thereof (the “Meeting”) to be held at 10:00 a.m. Eastern Time on May 20, 2024 as a virtual meeting for the sole purpose of considering and voting upon the following proposals, and hereby appoints Jeff Ransdell and Guillermo Cruz, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND PROPOSAL 2.PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.(Continued and to be marked, dated and signed on reverse side) Important Notice Regarding the Availability of Proxy Materials for the Meeting of Stockholders to be held on May 20, 2024:This notice of meeting and the accompanying Proxy Statement is available at https://www.cstproxy.com/maquiacapital/am2024THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND PROPOSAL 2*.Proposal 1 — Election Of Class II Directors FOR AGAINST ABSTAINElection of two Class II directors to the Company’s board of directors to serve for the ensuing two-year period or until a successor is elected and qualified or their earlier resignation or removal. The board has nominated and recommended Guillermo Cruz Reyes and Luis Armando Alvarez for election as Class II directors.Nominees• Guillermo Cruz Reyes • Luis Armando Alvarez Please mark votes as indicated in this exampleProposal 2 — Ratification Of Appointment Of Independent Registered Public Accounting FirmFOR AGAINST ABSTAINRatification recommended by the Company’s board of directors of the audit committee’s appointment of Marcum, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.* Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Date: , 2024Signature Signature (if held jointly) Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND PROPOSAL 2. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.